Robert A. Garechana Appointed Chief Financial Officer August 25, 2026 Southfield, MI, Aug. 25, 2026 (GLOBE NEWSWIRE) -- Sun Communities, Inc. (NYSE: SUI) (the “Company”), a real estate investment trust (“REIT”) that owns and operates, or has an interest in, manufactured housing (“MH”) and recreational vehicle (“RV”) communities (collectively, the “properties”), today announced that Robert A. (“Bob”) Garechana will join the Company as Executive Vice President and Chief Financial Officer (“CFO”), effective September 8, 2026, succeeding Fernando Castro-Caratini, who will transition to an advisory role with the company. Mr. Garechana brings over two decades of REIT finance experience to Sun, joining from multifamily REIT Equity Residential (NYSE: EQR), where he served as Executive Vice President and Chief Investment Officer since 2025. He was Equity Residential’s Chief Financial Officer and a member of the Company’s Executive and Investment committees from September 2018 to 2025. Prior to that, he served as EQR’s Treasurer from 2008 to 2018, holding roles of increasing responsibility across the finance organization since joining EQR in 2004. “We are pleased to welcome Bob to Sun Communities’ leadership team,” said Charles Young, Chief Executive Officer. “He brings deep finance and capital markets experience that will help advance our strategic priorities including disciplined capital allocation, operational optimization, and ongoing financial system improvement and investment. We are confident that Bob’s proven leadership with over two decades of REIT experience will help drive long-term growth as we continue to strengthen our platform.” Mr. Garechana added: “Sun has a differentiated manufactured housing and RV platform, and I am excited to help lead its next chapter of growth. I look forward to partnering with Charles and the team to advance the Company’s strategic and financial goals and deliver value for our team members, shareholders, residents, and guests.” “It has been a privilege to serve as Chief Financial Officer of Sun Communities and work alongside such a talented and exceptional team,” said Mr. Castro-Caratini. “I am proud of what we have accomplished together and look forward to supporting Bob and the team to help ensure a smooth transition.” Mr. Garechana received a B.B.A. from The University of Texas at Austin and was a member of the Nareit CFO Council. In addition, he served on the Board of Directors of Upwardly Global, a non-profit organization where he served on the Operating Committee as Treasurer. About Sun Communities, Inc. Sun Communities, Inc. is a REIT that, as of June 30, 2026, owned, operated, or had an interest in a portfolio of 455 developed properties comprising approximately 156,130 developed sites in the United States and Canada. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” “guidance,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to financial results and performance and future events, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. Details of potential risks that may affect the Company are described in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission, including in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its Quarterly Report on Form 10-Q for the six months ended June 30, 2026. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company’s expectations or otherwise, except as required by law. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by these cautionary statements. For Further Information: Sun Communities Investor Relations Team investorrelations@suncommunities.com (248) 208-2500 www.suninc.com